June 6, 2018 Exhibit 99.1

Financial disclaimers Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations for fiscal 2019, reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2019. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

agenda TOPIC PRESENTER Investment Thesis and Overview Horacio Rozanski, President and Chief Executive Officer Business Leader Perspectives Chris Bogdan, Senior Vice President, Aerospace Kristine Martin Anderson, Executive Vice President, Civilian Services Group Lead Multi-Year Financial Outlook Lloyd Howell, Chief Financial Officer and Treasurer Option Value Horacio Rozanski, Chief Executive Officer Josh Sullivan, Senior Vice President, Artificial Intelligence Break, Followed by Q+A Horacio Rozanski, Chief Executive Officer Lloyd Howell, Chief Financial Officer and Treasurer Lunch Networking + Demos All

Horacio Rozanski President & Chief Executive Officer

Investment thesis 50% ADEPS Growth (+~2% Dividend Yield) FY18 FY21 OPTION VALUE UNIQUE MARKET POSITION STRONG FINANCIAL RETURNS = + ~$2 ~$3 3-year goals: ADEPS ADEPS 6–9% 10–30 bps ~$1.4B Annual Revenue Growth Margin Expansion Capital Deployment, Incl Dividends

Horacio Rozanski President & Chief Executive Officer

Booz allen overview We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber and with industries ranging from defense to health, energy, and international development. $6.2 billion in FY18 REVENUE Our employees work at 400+ locations in 20+ countries Founded in 1914 Headquartered in McLean, VA 24,600+ NUMBER OF EMPLOYEES As of March 31, 2018 November 2010 INITIAL PUBLIC OFFERING SINGLE P&L

Purpose and values

Legacy of innovation MANAGEMENT CONSULTING DEFENSE NASA CYBER SPORTS AUTOMOBILES In 1914, we pioneered the modern-day management consulting practice.  In 1940, we assisted the Navy ahead of World War II.  We helped NASA plan the Apollo moon landing in 1969.  Before the cyber threat was understood, we assembled leading cyber thinkers to help clients move faster. We helped navigate federal antitrust laws ahead of a 1966 NFL-AFL merger. In the 1980s, we took on an advisory role during Chrysler’s successful restructuring.  Our concepts like supply chain management are used worldwide.  The Navy remains our largest client. We provide mission-critical support to the International Space Station. We manage emerging cyber threats across commercial and federal clients. We delivered an instant replay process to MLB using cutting-edge analytics.   We help automotive manufacturers build the “connected car.”  MANAGEMENT CONSULTING DEFENSE NASA CYBER SPORTS AUTOMOBILES For more than 100 years, we have been helping our clients achieve the impossible, making it our business to identify and solve the emerging challenges of our time. THEN NOW

Our Clients Commercial: Financial services, utilities, energy, retail, manufacturing, healthcare International: Middle East, North Africa region, and select Asian markets GLOBAL / COMMERCIAL U.S. Intelligence Agencies: National Security Agency, National Geospatial Intelligence Agency, National Reconnaissance Office, other classified clients Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, intelligence surveillance reconnaissance units INTEL Air Force Army Joint Combatant Commands Navy/Marine Corps DEFENSE Homeland Security Health & Human Services Veterans Affairs Treasury Justice CIVIL 27% 24% 46% 3%

Industries we serve We are engaged by premier clients across a set of industries, including: FINANCIAL SERVICES 17 of the Top 25 U.S. Financial Institutions (banks, exchanges, wealth management firms) ENERGY Multiple Fortune 50 Super-Major Oil Companies Multiple Nuclear and Non-Nuclear Utilities HEALTH 13 of the Top 20 Pharmaceutical & Biotechnology Companies Ultra-Rare Disease Pharmaceutical Companies TRANSPORTATION Multiple leading automakers/original equipment manufacturers (OEMs) Multiple U.S.-based Airlines OTHER Fortune 100 Retailers Fortune 100 Consumer Packaged Goods (CPG) Providers Fortune 500 High Tech and Manufacturing Companies FINANCIAL SERVICES Banking Hedge Funds Exchanges Insurance ENERGY & CRITICAL INFRASTRUCTURE Oil & Gas Utilities Nuclear HEALTH & LIFE SCIENCES Pharmaceutical Biotech Medical Device TRANSPORTATION Automotive Aviation

Our capabilities ENGINEERING Directed Energy Systems Engineering & Integration C4ISR and Networks Sustainment Engineering CYBER Cyber Risk Cyber Intelligence Cyber Solutions Cyber Operations ANALYTICS Artificial Intelligence Data Science Automation Precision Health CONSULTING Human Capital Planning Strategic Communications Wargames and Exercise Design DIGITAL SOLUTIONS Digital Strategy Digital Experience Cloud & Data Platforms Modern Software Development

Our People WHO WE ARE 28% are Veterans 69% hold a security clearance 40% have advanced degrees 65,000+ volunteer hours in FY18 Social impact focus areas: veterans and military families, STEM careers, health, education, community resilience ACCOLADES Fortune named Booz Allen as one of the World's Most Admired Companies Forbes selected us as one of the Top Employers for Veterans and one of the Best Management Consulting Firms for 2017. We also have been honored with awards that showcase our employer brand 9 Best Management Consulting Firms by Business Insider Top Company for People with Disabilities by Diversity Inc Best for Vets by Military Times Top Company of 2017 by LinkedIn Working Mother Magazine’s 100 Best Companies. 24,600+ diverse, passionate, and exceptional people driven to excel, do right, and realize positive change in everything we do.

History of revenue growth +12% CAGR

Legacy of strong Total shareholder return BAH TOTAL ANNUAL TSR SINCE IPO VS S&P 500 BAH TSR: +499% S&P 500 TSR: +169% May-18 Note: BAH TSR as of 5/31/2018; Assumes dividend reinvestment

V2020 strategy: invest, adapt through downturn... Accelerate out of it 2013 Flashback: The anticipated challenge Post 9/11 and stimulus spending was not sustainable Pricing pressure in non-differentiated portion of market Industry participants searching for growth, likely to focus on cost cutting, margin expansion OUR response Compete on our terms -- quality and differentiation Streamline where we can… ... to invest in innovation, advanced capabilities, talent Re-enter global commercial market Dramatically increase technical content of our work, fundamentally reshape workforce Build depth and breadth in Digital, Analytics, Engineering, Cyber Build partnerships and incubate technologies and solutions results show that v2020 strategy has been successful ACCELERATING ADJUSTED EBITDA, ADEPS GROWTH ORGANIC REVENUE GROWTH CONSISTENTLY ABOVE MARKET 1) Gov Services Industry comprised include Leidos, SAIC, ManTech, CACI, Engility, and CSRA 2) Organic growth encompasses any disclosed commentary (through SEC filing, presentation, or transcript) around organic growth performance 3) Source: Company presentations, SEC filings, and earnings transcripts $ in Ms (1)(2)(3)

Investment thesis FY18 FY21 OPTION VALUE UNIQUE MARKET POSITION = + ~$2 ~$3 3-year goals: ADEPS ADEPS 6–9% 10–30 bps ~$1.4B Annual Revenue Growth Margin Expansion Capital Deployment, Incl Dividends 50% ADEPS Growth (+~2% Dividend Yield) STRONG FINANCIAL RETURNS

Our Unique Market Position Unique Value Government Challenges Booz Allen Proposition Rising demand for services Growing mission complexity Requirement to gain efficiencies Desire to apply technology Integration of consulting, mission know-how, advanced capabilities Investment in innovation Top-tier talent Intersection of technology & mission

Virtuous cycle creates Long Term Shareholder Value WE ARE CREATING VALUE FROM ACCELERATING GROWTH THROUGH A VIRTUOUS CYCLE Results in high-quality work for clients and strong financial performance Doing work at the center of clients’ missions Allows us to identify and invest in high-demand capabilities Positions us to win additional work and attract the right talent

CHRIS BOGDAN Senior Vice President Aerospace & Engineering Leader in Aerospace Account Retired as Lieutenant General after a 34 year career in U.S. Air Force as both a test pilot and ultimately an acquisition officer  Program Executive Officer for the F-35 Lightning II Joint Program Office

Kristine Martin Anderson Executive Vice President & Group Lead Civilian Services Group Currently lead Civilian Services Group Previously led Health Team, transforming business model Prior to joining Booz Allen, served as Vice President for Operations and Strategy at CareScience

Video: Veterans Benefits Management System

Health 12 Year Growth Trend

Lloyd Howell Chief Financial Officer and Treasurer

Investment thesis FY18 FY21 OPTION VALUE UNIQUE MARKET POSITION = + ~$2 ~$3 3-year goals: ADEPS ADEPS 6–9% 10–30 bps ~$1.4B Annual Revenue Growth Margin Expansion Capital Deployment, Incl Dividends 50% ADEPS Growth (+~2% Dividend Yield) STRONG FINANCIAL RETURNS

Growth: History of Growing Faster Than Market Source: Federal Procurement Data System (FPDS) FY09 and FY10 discretionary government budget growth rates impacted by the American Reinvestment and Recovery Act (ARRA) Based on government fiscal year; assumes government fiscal year 2017 aligns to Booz Allen fiscal year 2018 Addressable market defined as spending directed towards private contractors for management, technology, and engineering services Cumulative growth rates over time show significant market share gains 20 Year CAGR = 12% (2) (1) (1) (3)

Large and growing addressable market Total Contracted Addressable Contracted + INTEL, COMMERCIAL & INTERNATIONAL U.S. GOVERNMENT 2018 DISCRETIONARY BUDGET (1) Notes: U.S. Office of Management and Budget. 2017 Budget of the U.S. Government. $394B $124B + Intel CAGR 2017-23 +4.4% Historical = Projected = Total Contractor-Addressable Services Spending (GFY17-GFY23) ($B)

STRATEGY ALIGNED WITH GOVERNMENT PRIORITIES

	Addressable Market	Projected Growth	Booz Allen Positioning
Data Science & Artificial Intelligence	DS ($2-$3B) AI ($650M)	DS (6-8%) MI (40-60%)	• 50+ AI/MI programs, from cutting- edge quantum computing to large agency-wide programs • Only consulting firm certified with NVIDIA's Deep Learning Institute at both beginner, intermediate levels
Enterprise-Scale Agile Development	~$30B for Systems Development	4-6%	• Driving transformation across full spectrum of agencies in Defense, Civil, and Intelligence spaces • Leading development of next generation solutions (Rec.gov)
Secure Cloud & Operational Platforms	$2-3B	5-8%	• Full spectrum offerings helping secure cloud migration • Virtual Cloud Defense offers integrated suite of security tools to protect sensitive cloud-hosted applications • Helped Treasury build what will become first agency level FedRAMP High environment
Resilient Position, Navigation, and Timing	$500M	70-80%	• Full-suite capabilities enabling system modernization, future state development through open-architecture designs, integration of domains, and mission assurance for the operational warfighter • Deploying next generation capabilities (M-code modernization, signal analysis, visualization enhancing situational awareness) across key Defense client spaces in Army, Navy, Air Force
Adaptive Cyber Defense	$15B	4-6%	• Differentiated services include Advanced Threat Hunting, Security Automation and Orchestration and Cyber Machine Intelligence, Managed Threat Services • Combine Defense Cyber Operations and Offensive Cyber Operations capabilities to deliver to nation's leading cyber centers: USCYBERCOM, DHS, DOJ, and other Intel Community partners
Immersive Technologies	$2.5-3.5B	20-30%	• Integrate data science and machine intelligence to improve human-centered experiences • Innovation studios developing latest and greatest in immersive technology • Deploying leading immersive technologies across key federal clients including Army, Navy, Air Force

Sources: OMB, DOD (Budget Authority) BGOV Budget Forecast Dashboard (obligation data) for professional services estimate; Defense Science Board Technology Strategy Task Force

29

AMPLE backlog pipeline TO SUPPORT growth expectations Expecting Strong FY19 Bookings $8B in Proposals Submitted $17B in Opportunities in Pre-Proposal SOLID BACKLOG GROWTH PROVIDES STRONG REVENUE VISIBILITY ($B) +15% +18% $25B QUALIFIED PIPELINE, +10% YOY (60% New Work) +26%

GOAL OF 10-30 bps adjusted EBITDA margin improvement over 3 years Margin levers Mix shift—commercial, international Fixed-price technology work Emerging businesses Operating scale Potential Limits on Margin expansion Growth in defense and intelligence work - typically higher proportion of cost-plus work Pursuit of larger, more complex bids - can include higher billable expense ratio Continued investment in growth and hiring ACCELERATING ADJUSTED EBITDA AND ABILITY TO DRIVE MARGINS WHEN NEEDED $ in Ms CAGR FY16-18 +7.5%

SUFFICIENT BALANCE SHEET CAPACITY AND FLEXIBILITY TO EXECUTE CAPITAL DEPLOYMENT STRATEGY BOOZ ALLEN DEBT MATURITY PROFILE Current Balances Due as of 3/31/18 ($M) Leverage: 2.6x TLA TLB Bonds FY 18 total liquidity of $787M: cash balance of $287M + revolver availability of $500M No near-term maturities or financing requirements (1) ~55% flexible, pre-payable debt Accelerating revenue growth to drive EBITDA Ample room relative to net operating leverage target of ~3.0x-3.5x ~43% of debt fixed, including swaps From time to time, we evaluate, and we currently are evaluating, conditions in the financing markets for opportunities to improve the terms of our indebtedness or obtain additional debt financing, including through amendments to our Credit Agreement. Such amendments could include a reduction of the effective interest on our outstanding indebtedness, improvements to the covenants, extension of maturity dates, increases to borrowing capacity under our Credit Agreement and other provisions governing our outstanding indebtedness. Funds obtained from any additional financing may be used to, among other things, finance share repurchases. (1)

Plan to maintain DISCIPLINED, SHAREHOLDER-FRIENDLY CAPITAL ALLOCATION DEBT REPAYMENT QUARTERLY DIVIDEND APPROPRIATELY PRICED STRATEGIC ACQUISITIONS SPECIAL DIVIDEND WORKING CAPITAL NEEDS SHARE REPURCHASES CAPEX REQUIREMENTS REPRESENTATIVE 3-YEAR PROJECTED CAPITAL DEPLOYMENT (EXCLUDING M&A) CURRENT CAPITAL ALLOCATION PRIORITIES

TRACK RECORD OF DEPLOYING CAPITAL TO DELIVER SHAREHOLDER VALUE



CAPITAL DEPLOYMENT AND TSR PERFORMANCE SINCE IPO
TSR Since IPO: 499%(1)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
600.0%
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
(100.0%
Co Quarterly Div
Special Div.
Share Repo
M&A
M&A: ~$500M
Share Repurchases: ~$450M
Special Dividends: $1.5B
Quarterly Dividends: ~$460M

Capital Deployed Since IPO: ~$2.9B

[1] As of 5/31/2018; Assumes dividend reinvestment

34

STRONG fy18 performance AND PROSPECTS FOR fy19 FY18 FY19 Expected % Revenue Growth 6.3% ~6.0-8.0% Adjusted EBITDA, % Growth $585M (6.9%) Not Guided To ADEPS $2.01 $2.35 – $2.50 ADEPS % Growth 15% 17-24% Capital Deployed (Acquisitions, Dividends, and Share Repurchases) ~$394M $350M+

Investment thesis FY18 FY21 OPTION VALUE UNIQUE MARKET POSITION = + ~$2 ~$3 3-year goals: ADEPS ADEPS 6–9% 10–30 bps ~$1.4B Annual Revenue Growth Margin Expansion Capital Deployment, Incl Dividends 50% ADEPS Growth (+~2% Dividend Yield) STRONG FINANCIAL RETURNS

Questions?

Horacio Rozanski President & Chief Executive Officer

Dr. Joshua Sullivan Senior Vice President Artificial Intelligence Currently lead the Analytics Team Authored best-selling book The Mathematical Corporation Prior to joining Booz Allen, held leadership roles at software company and engineering roles with the Federal Government

Machines are learning how to perform like people Inductive Evolutionary Probabilistic Kernel Artificial Intelligence Machine Learning Deep Learning Quantum Annealing ASICs Hyperscale Hardware GPUs

Video: Artificial Intelligence for the Defense and Intelligence Mission

Artificial Intelligence Market overview Addressable Federal Market for AI GFY 2018-2025 Expected current year Federal spending for AI GFY 2018 Create margin enhancement by bundling three offerings, software, services, and hardware resales 3 $649 M $24 B case study: algorithmic warfare

Appendix

Non-GAAP financial information "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. "Adjusted Operating Income" represents operating income before: (i) adjustments related to the amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group (the “Carlyle Acquisition”), and (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) adjustments related to the amortization of intangible assets resulting from the Carlyle Acquisition, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iv) release of income tax reserves, and (v) re-measurement of deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act (the “2017 Tax Act”) in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Non-GAAP financial information (a) Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. (b) Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 13, 2016. (c) Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. (d) Reflects the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act. (e) Periods related to fiscal 2017 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. Beginning in the third quarter of fiscal 2018 with the 2017 Tax Act, adjustments are reflected using an assumed effective tax rate of 36.5%, which approximates a blended federal and state tax rate for fiscal 2018, and consistently excludes the impact of other tax credits and incentive benefits realized. (f) Excludes an adjustment of approximately $0.5 million and $1.9 million of net earnings for the three and twelve months ended March 31, 2018, respectively, and excludes an adjustment of approximately $0.6 million and $2.3 million of net earnings for the three and twelve months ended March 31, 2017, respectively, associated with the application of the two-class method for computing diluted earnings per share.

Financial and operational highlights a All interim periods reflect unaudited numbers while annual numbers are audited. b Basic and diluted weighted average shares outstanding and earnings per common share amounts are calculated using the two-class method. Condensed consolidated statement of operations (a)

Financial and operational highlights Unaudited non-GAAP financial information (a) a The use and definition of Non-GAAP financial measurements can be found in the Company's public filings. b Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. c Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 13, 2016. d Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. e Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group. f Reflects the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act (the "2017 Tax Act"). g Periods prior to the third quarter in fiscal 2018 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. Beginning in the third quarter of fiscal 2018 with the enactment of the Tax Cuts and Jobs Act, adjustments are reflected using an assumed effective tax rate of 36.5%, which approximates a blended federal and state tax rate for fiscal 2018, and consistently excludes the impact of other tax credits and incentive benefits realized. h Excludes adjustments to net earnings associated with the application of the two-class method for computing diluted earnings per share.

Financial and operational highlights Unaudited non-GAAP financial information (a) a The use and definition of Non-GAAP financial measurements can be found in the company's public filings. b Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. c Reflects the gain on sale of our state and local transportation business, net of the associated tax benefit of $1.6 million. d Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group. e Periods before Fiscal 2018 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. Beginning in the third quarter of fiscal 2018 with the enactment of the Tax Cuts and Jobs Act, adjustments are reflected using an assumed effective tax rate of 36.5%, which approximates a blended federal and state tax rate for fiscal 2018, and consistently excludes the impact of other tax credits and incentive benefits realized. f Reflects the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act. g Excludes adjustments associated with the application of the two-class method for computing diluted earnings per share. h Fiscal 2012 reflects restructuring charges of approximately $15.7 million incurred during the three months ended March 31, 2012, net of approximately $4.5 million of revenue recognized on recoverable expenses, associated with the cost of a restructuring plan to reduce certain personnel and infrastructure costs. i Reflects stock-based compensation expense for options for Class A Common Stock and restricted shares, in each case, issued in connection with the acquisition of our Company by the Carlyle Group under the Officers' Rollover Stock Plan. Also reflects stock-based compensation expense for Equity Incentive Plan Class A Common Stock options issued in connection with the acquisition of our Company by the Carlyle Group under the Equity Incentive Plan.

Financial and operational highlights Additional operating data (a) a All interim periods reflect unaudited numbers while annual numbers are audited. b Calculated as the change in total backlog during the relevant fiscal period plus the relevant fiscal period revenue, all divided by the relevant fiscal period revenue.

Financial and operational highlights a All interim periods reflect unaudited numbers while annual numbers are audited. b Cash flow numbers are on a year-to-date basis for all periods presented. Other Key Financial Metrics (a)